Exhibit 99.1

Zenas BioPharma and Royalty Pharma Enter into Obexelimab Funding Agreement for up to $300 Million

- Initial $75 million to fund the potential U.S. commercial launch of obexelimab for the treatment of IgG4-Related Disease -

- Additional $150 million associated with the upcoming results of the obexelimab Phase 3 INDIGO trial and FDA approval for the treatment of IgG4-Related Disease -

WALTHAM, Mass and New York, September 2, 2025 (GLOBE NEWSWIRE) – Zenas BioPharma, Inc. (Nasdaq: ZBIO), and Royalty Pharma plc (Nasdaq: RPRX) today announced that Royalty Pharma will provide up to $300 million in funding in exchange for a royalty on sales of obexelimab.

“We are very pleased to partner with Royalty Pharma as we rapidly advance our broad obexelimab program through late-stage development and into global commercialization. This transaction underscores our conviction in the potential of obexelimab as a franchise molecule and provides us with financial flexibility to rapidly advance our clinical programs and fund the commercial launch of obexelimab if approved for the treatment of IgG4-RD,” said Lonnie Moulder, Founder and Chief Executive Officer of Zenas. “We are committed to bringing obexelimab to as many patients living with autoimmune diseases as possible and look forward to our upcoming key milestones, including the topline results from our pivotal Phase 3 trial in IgG4-RD expected around year-end, our Phase 2 trial in Relapsing Multiple Sclerosis expected early in the fourth quarter of this year and our Phase 2 trial in Systemic Lupus Erythematosus expected in mid-2026.”

“We are delighted to partner with Zenas as they develop obexelimab in IgG4-RD and other autoimmune diseases,” said Pablo Legorreta, founder and CEO of Royalty Pharma. “There is clear unmet need in IgG4-RD where obexelimab, with its exciting novel B cell modulating mechanism of action, has demonstrated compelling proof-of-concept. IgG4-RD represents a potential blockbuster opportunity for obexelimab. This agreement builds on an already record year for Royalty Pharma in announced value of synthetic royalty transactions, reflecting the compelling advantages this funding paradigm offers to innovative biotech companies. We look forward to supporting the Zenas team as they advance their broad development program to bring this important new treatment to patients in need.”

Obexelimab is an investigational bifunctional monoclonal antibody designed to inhibit B cell function by binding to both CD19 and FcγRIIb and is in Phase 3 development for the treatment of Immunoglobulin G4-Related Disease (IgG4-RD), and Phase 2 development for Relapsing Multiple Sclerosis (RMS) and Systemic Lupus Erythematosus (SLE). This financing will support obexelimab development and a potential IgG4-RD commercial launch in the first half of 2027, subject to approval by the U.S. Food and Drug Administration (FDA). With the receipt of the initial $75 million payment under the agreement with Royalty Pharma, the Company expects to have cash to fund its operations through the first quarter of 2027.

Transaction Terms

Under the agreement Zenas will receive up to $300 million, consisting of an upfront payment of $75 million, and three additional payments of $75 million each upon 1) achievement of defined success criteria in the Phase 3 INDIGO trial of obexelimab in IgG4-RD (expected around the end of this year), 2) U.S. FDA approval of obexelimab for IgG4-RD, and 3) U.S. FDA approval of obexelimab for SLE. In exchange, Royalty Pharma will receive a 5.5% royalty on worldwide net sales of obexelimab by Zenas and its affiliates and certain other payments associated with the commercialization of obexelimab in partnered geographies.

Advisors

Evercore acted as exclusive financial advisor and Ropes & Gray LLP acted as legal advisor to Zenas BioPharma. Goodwin Procter LLP and Maiwald GmbH acted as legal advisors to Royalty Pharma.

About Obexelimab

Obexelimab is a bifunctional monoclonal antibody designed to bind both CD19 and FcγRIIb, which are broadly present across B cell lineage, to inhibit the activity of cells that are implicated in many autoimmune diseases without depleting them. This unique mechanism of action and self-administered, subcutaneous injection regimen may broadly and effectively address the pathogenic role of B cell lineage in chronic autoimmune disease.

Obexelimab has been evaluated in five completed clinical trials in a total of 198 subjects who received obexelimab either as an intravenous infusion or as a subcutaneous injection. Obexelimab was well tolerated and demonstrated pharmacologic activity across these five clinical trials, providing the Company an initial clinical proof of concept for obexelimab as a potent B cell inhibitor for the treatment of patients living with certain autoimmune diseases. Currently, Zenas is conducting multiple Phase 2 and Phase 3 trials of obexelimab in several autoimmune diseases including Immunoglobulin G4-Related Disease, Relapsing Multiple Sclerosis and Systemic Lupus Erythematosus.

About Zenas BioPharma, Inc.

Zenas is a clinical-stage global biopharmaceutical company committed to becoming a leader in the development and commercialization of transformative therapies for patients with autoimmune diseases. Our core business strategy combines our experienced leadership team with a disciplined product candidate acquisition approach to identify, acquire and develop product candidates globally that we believe can provide superior clinical benefits to patients living with autoimmune diseases. Zenas’ lead product candidate, obexelimab, is a bifunctional monoclonal antibody designed to bind both CD19 and FcγRIIb, which are broadly present across B cell lineage, to inhibit the activity of cells that are implicated in many autoimmune diseases without depleting them. We believe that obexelimab’s unique mechanism of action and self-administered, subcutaneous injection regimen may broadly and effectively address the pathogenic role of B cell lineage in chronic autoimmune disease. For more information about Zenas BioPharma, please visit www.zenasbio.com and follow us on LinkedIn.

About Royalty Pharma

Founded in 1996, Royalty Pharma is the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry, collaborating with innovators from academic institutions, research hospitals and non-profits through small and mid-cap biotechnology companies to leading global pharmaceutical companies. Royalty Pharma has assembled a portfolio of royalties which entitles it to payments based directly on the top-line sales of many of the industry’s leading therapies. Royalty Pharma funds innovation in the biopharmaceutical industry both directly and indirectly – directly when it partners with companies to co-fund late-stage clinical trials and new product launches in exchange for future royalties, and indirectly when it acquires existing royalties from the original innovators. Royalty Pharma’s current portfolio includes royalties on more than 35 commercial products, including Vertex’s Trikafta, GSK’s Trelegy, Roche’s Evrysdi, Johnson & Johnson’s Tremfya, Biogen’s Tysabri and Spinraza, Servier’s Voranigo, AbbVie and Johnson & Johnson’s Imbruvica, Astellas and Pfizer’s Xtandi, Pfizer’s Nurtec ODT, and Gilead’s Trodelvy, and 17 development-stage product candidates.

Zenas BioPharma Forward looking statements

This press release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning the timing and results of ongoing and future clinical trials, including expectations on the timing of reporting INDIGO trial topline results, our Phase 2 trial in RMS and our Phase 2 trial in SLE; the timing of the potential commercial launch of obexelimab for the treatment of IgG4-RD, subject to favorable Phase 3 data and receipt of FDA approval; and cash runway guidance. The forward-looking statements in this press release speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; the Company’s need for substantial additional financing to achieve the Company’s goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company’s current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company’s product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies, many of which already have approved therapies in the Company’s current indications; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company’s ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, and the risk that any such approval may be for a more narrow indication than the Company seeks; the Company’s dependence on the services of the Company’s senior management and other clinical and scientific personnel, and the Company’s ability to retain these individuals or recruit additional management or clinical and scientific personnel; the Company’s ability to grow the Company’s organization, and manage the Company’s growth and expansion of the Company’s operations; risks related to the manufacturing of the Company’s product candidates, which is complex, and the risk that the Company’s third-party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for the Company’s product candidates or any future product candidates the Company may develop; the Company’s reliance on third parties to conduct the Company’s preclinical studies and clinical trials; the Company’s compliance with the Company’s obligations under the licenses granted to the Company by others, for the rights to develop and commercialize the Company’s product candidates; significant political, trade, regulatory developments, including changes in relations between the U.S. and China; risks related to the operations of the Company’s suppliers, many of which are located outside of the United States, including the Company’s current sole contract manufacturing organization for drug substance and drug product, WuXi Biologics (Hong Kong) Limited, which is located in China; and other risks and uncertainties described in the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as other information we file with the Securities and Exchange Commission. The forward-looking statements in this press release are inherently uncertain, speak only as of the date of this press release and may prove incorrect. These statements are based upon information available to the Company as of the date of this press release and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, these forward-looking statements should not be relied upon as guarantees of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

The Zenas BioPharma word mark, logo mark, and the “lightning bolt” design are trademarks of Zenas BioPharma, Inc. or its affiliated companies.

Royalty Pharma Forward-Looking Statements

The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this document unless stated otherwise, and neither the delivery of this document at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This document contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of Royalty Pharma’s strategies, financing plans, growth opportunities, market growth, and plans for capital deployment. In some cases, you can identify such forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “target,” “forecast,” “guidance,” “goal,” “predicts,” “project,” “potential” or “continue,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the company. However, these forward-looking statements are not a guarantee of Royalty Pharma’s performance, and you should not place undue reliance on such statements. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of Royalty Pharma’s control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this document are made only as of the date hereof. Royalty Pharma does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. For further information, please reference Royalty Pharma’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov.

Zenas BioPharma Investor and Media Contact:

Argot Partners
Zenas@argotpartners.com

Royalty Pharma Investor Relations and Communications:

+1 (212) 883-6637

ir@royaltypharma.com